Investor Presentation | May 2023

This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward-looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with economic conditions in the commercial interiors industry and the risks under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2023, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading “Risk Factors” in our subsequent annual and quarterly reports. Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled “Interface: a compelling investment”, “Brand Leader in the Specified Channel”, and “Financial Policy”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “commitment”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix. 2 Forward Looking Statements and Non-GAAP Measures

3 At Interface, we believe flooring is more than what you walk on. Who We Are Leading Established GlobalDedicated Engaged provider of commercial flooring: carpet tile, rubber, LVT, rigid core, and vinyl sheet brand with a history of innovation and a commitment to the pursuit of sustainability to performance and improving the built environment, industry, and the world manufacturing capabilities with a focus on local market needs customer-centric and purpose- driven culture with deep design and innovation roots

4 Interface at a Glance Interface is a global leader in commercial flooring $1.3 billion in net sales in FY2022 3,600 global employees 6 manufacturing locations on 4 continents ATL headquartered in Atlanta, GA Recognized leader in sustainability First cradle-to-gate carbon negative commercial carpet tile 50 years of innovation © C h ri s to p h e r P a yn e / E s to

5 Interface at a Glance Interface: a compelling investment Premium brands with attractive margins and leadership in core categories Carpet Tile LVT Rubber

6 Interface at a Glance Diversified portfolio positioned for growth with strength across market segments Interface: a compelling investment 59% Americas 29% EMEA 12% APAC Revenue by Region 52% Non-office 48% Office Revenue by Customer Vertical Corporate Education Healthcare & Senior Living TransportationGovernment AustraliaGermanyUnited States Note: Figures represent LTM Q1 2023

Interface at a Glance

Interface®

Interface: a compelling investment

We are global leaders in…


Sustainability


Design


Innovation

Images © Christopher Payne / Esto

… with a strong financial foundation

- attractive margins
- strong liquidity
- healthy balance sheet

… and unwavering commitment to our people

- winning culture
- commitment to talent development
- meaningful DEI progress

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8 Interface at a Glance Interface: a compelling investment Strengths to Leverage • Selling system and customer partnerships • Sustainability leadership • Manufacturing expertise • Diversified portfolio • Strong cash generation and balance sheet Opportunities for Growth • Reset operating model to one global company with strong global functions • Expand margins through global supply chain management & improved productivity • Accelerate new global products & designs • Reallocate investment to big bets; drive profitable growth

Interface Positioning

Interface Positioning

Interface®

Attractive Product Portfolio



Carpet Tile

- Industry-leading cradle-to-gate carbon negative carpet tile
- Biomimicry-inspired design (i2)
- No glue installation with TacTiles®
- Faster, more profitable installation for contractors
- Recyclable via our ReEntry® program
- Carbon Neutral Floors™



Luxury Vinyl Tile (LVT)

- Creative design freedom
- Complements and enhances our carpet tile portfolio
- No transition strips needed; same sizes as our carpet tiles
- High acoustic value (Sound Choice™ backing)
- Carbon Neutral Floors™



© Elmar Witt

Rubber

- Offered in modular tiles, sheet, and specialized surface sheet
- Ideal for hygienic, high-traffic flooring applications
- Extremely durable with strong chemical resistance
- Carbon Neutral Floors™

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Leading Global Provider of Commercial Flooring Solutions Total global commercial flooring market = $39 Billion Interface served market = $9+ Billion, up from ~$4.2 Billion prior to 2017 • Global share leader in $5B Carpet Tile segment (now exceeds Broadloom segment globally) • Entered high growth $3.3B LVT segment in 2017 • Entered $1.0B Rubber segment in 2018, acquisition of nora, the category leader Source: Management estimates $11.7 $7.4 $1.9 $1.0 $3.4 $3.3 $4.7 Other Global Commercial Flooring Segment (in Billions) 11 Interface Positioning Rubber $5.0

12 Interface Positioning Interface serves growing segments of hard and soft surface with the highest margins. Participating in Attractive Commercial Flooring Segments Source: Management estimates Segment Size vs. Forecasted Growth and Gross Margin Wood Laminate LVT Other Resilient Ceramic Tile Carpet Tile Rubber Broadloom (4%) (2%) 0% 2% 4% 6% 8% 10% 12% 14% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% E s ti m a te d C A G R t h ro u g h 2 0 2 4 Gross Margin Bubble size = Global commercial value of category, 2019

13 Brand Leader in the Specified Channel Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading margins. Interface Positioning Source: Management estimates ~15-25% +25% Opportunity to expand in low/mid-range price points Maintain significant share of the high-end and mid- range price points Share leader in the specified and end user channels of commercial carpet tile Global Carpet Tile Price Categories Interface Share 0 20 40 60 80 100 120 Low End Mid-Range High End <15% ~15 – 25% +25% V o lu m e ( s q u a re m e te rs i n m ill io n s )

Global Sales and Manufacturing Platform • Sales & marketing offices in over 45 locations across 20 countries • Global account management • Six manufacturing locations on four continents • Global supply chain management • Unique blend of efficiency and customization Note: Figures represent LTM Q1 2023, may not sum to 100% due to rounding Americas 59% of Net Sales Europe 29% of Net Sales Asia-Pacific 12% of Net Sales Carpet Manufacturing Facility Rubber Manufacturing Facility LVT Supplier Facility Showroom 14 Interface Positioning

Interface Positioning

Interface

Diversified Customer Verticals


6%
Government
10%
Healthcare
18%
Education
48%
Corporate

Revenue by Vertical

6%	4%	3%	3%	2%
Retail	Residential Living	Other	Hospitality	Consumer Residential

Note: Figures represent LTM Q1 2023, figures in chart may not sum to 100% due to rounding

Corporate
- Highest penetration of carpet tile vs broadloom
- Global account management
- New construction, renovations and remodels
- Lease renewals result in recurring revenue

Education
- K-12 and higher education
- Second highest penetration of carpet tile vs broadloom
- Second largest market for rubber
- Significant opportunity for broadloom conversion

Healthcare
- Hospitals, Medical Office Building, Assisted Living, Senior Living and Life Sciences
- Largest rubber market based on hygienic properties, chemical resistance, and durability
- Significant opportunity for broadloom conversion

Retail
- Retail and bank branches
- Significant opportunity for broadloom conversion
- High penetration of LVT

Government
- Federal, State, and Local procurement push for use of low carbon products
- Low carbon footprint products support achievement of decarbonization goals outlined in US Inflation Reduction Act

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Environmental, Social and Governance Overview

17 ESG Overview 2021 ESG Highlights • Received validation of our 2030 greenhouse gas reduction targets as science-based from the Science-Based Targets initiative (SBTi) • Continued to deliver flooring products that are carbon neutral across their full product life cycle through Carbon Neutral Floors™ program • Collected 6.1 million pounds of post- consumer carpet through the ReEntry™ Reclamation & Recycling program • Became the first flooring company to sign The Climate Pledge, which brings together global organizations to drive climate action • Continued efforts to reduce our operational footprint, including waste, energy, greenhouse gas emissions, and water Environmental Sustainability in Action • Established a DEI framework and published our DEI Commitment statement • Invested in best-in-class tools and platforms to improve data visibility, including a best-in-class human capital management system • Launched a Global Culture Survey in partnership with Great Place to Work® • Continued to support the communities where we live and work • Implemented workplace strategies to support employee health and wellbeing globally • Completed 7,500+ hours of training for improved organizational effectiveness and to protect our people, processes, and technology Social Responsible Business • Delivered improved compliance training on key risks, including topics such as anti- bribery, anti-corruption, conflicts of interest, cybersecurity, and sanctions compliance • Reinforced our global compliance training, our Values, Code of Business Conduct and Ethics, and other policies throughout the year via local and global communications • Maintained a formal Enterprise Risk Management program tailored to our specific risk profile and needs • Continued to provide a Fraud & Ethics hotline, through EthicsPoint, to provide a simple, risk-free way to anonymously and confidentially report actual or suspected activities and behaviors Governance Compliance & Ethics

Click here to access our 2021 ESG Report, Design With Purpose This report highlights our progress to reduce environmental impacts, cultivate social responsibility, and operate with strong governance. 18 The linked 2021 ESG Report is not a part of, or incorporated into, this presentation

Financial Performance

20 Investor Presentation Financials At-a-Glance Currency Neutral Net Sales $303.0 +5.2% YoY Net Sales $295.8 +2.7% YoY Adjusted SG&A 28.1% % of Net Sales Adjusted Operating Income $15.2 5.1% of Net Sales Net Debt / Adjusted EBITDA 2.5x Net Sales $1,305.7 +5.7% YoY Adjusted EBITDA $159.5 12.2% of Net Sales Adjusted Operating Income $117.0 9.0% of Net Sales Q1 2023 LTM We are investing in customer-facing activities and innovation to drive our short and long-term growth, while managing all other costs and focusing on productivity to improve our margins.” Laurel Hurd, CEO “ * All financials in millions Adjusted Earnings Per Share $0.07 Adjusted Earnings Per Share $1.03

Financial Performance GAAP Financial Results 21 ($ in millions, except EPS) 2023 2022 Change Net Sales $296 $288 3% Gross Profit 96 107 (10%) % of Net Sales 32.4% 37.1% SG&A Expense 86 78 10% % of Net Sales 29.2% 27.3% Restructuring Charges 0 1 NM Operating Income 9 27 (65%) % of Net Sales 3.2% 9.5% Net Income (Loss) (1) 13 NM % of Net Sales (0.2%) 4.6% Diluted EPS ($0.01) $0.22 NM First Quarter

Financial Performance Adjusted Financial Results* 22 * See Appendix for a reconciliation of Non-GAAP figures ($ in millions, except EPS) 2023 2022 Change Net Sales $296 $288 3% Adjusted Gross Profit 98 109 (10%) % of Net Sales 33.3% 37.9% Adj SG&A Expense 83 79 6% % of Net Sales 28.1% 27.3% Adjusted Operating Income 15 31 (50%) % of Net Sales 5.1% 10.6% Adjusted Net Income 4 17 (77%) % of Net Sales 1.3% 5.8% Adjusted Diluted EPS $0.07 $0.28 (75%) Adjusted EBITDA $26 $43 (39%) First Quarter

23 Financial Performance Earnings Metrics* Adjusted EBITDA Adjusted Earnings Per Share (Diluted) * See Appendix for a reconciliation of Non-GAAP figures $ million $1.49 $1.59 $1.15 $1.23 $1.25 $1.03 2018 2019 2020 2021 2022 LTM Q1 2023 $185 $197 $146 $169 $176 $160 2018 2019 2020 2021 2022 LTM Q1 2023

Cash Total Debt Net Debt / LTM Adjusted EBITDA Financial Performance Capitalization and Liquidity* Net Debt 24 $ million * See Appendix for a reconciliation of Non-GAAP figures $81 $81 $103 $97 $98 $101 2018 2019 2020 2021 2022 Q1 2023 $619 $596 $577 $518 $520 $501 2018 2019 2020 2021 2022 Q1 2023 $538 $515 $474 $421 $423 $400 2018 2019 2020 2021 2022 Q1 2023 2.9x 2.6x 3.2x 2.5x 2.4x 2.5x 2018 2019 2020 2021 2022 Q1 2023

25 Financial Performance Balance capital allocation across investment in the business, managing our leverage ratio, and returning capital to shareholders. Financial Policy Reduce debt Optimize cost of capital and target Net Debt / Adjusted EBITDA < 2.0x Reinvest in the business Invest in strategic initiatives with high returns, including organic growth opportunities, innovation, manufacturing productivity, and salesforce effectiveness Explore M&A Opportunities Opportunistically evaluate accretive M&A transactions that are aligned with our strategy Return excess cash to Shareowners Utilize strong free cash flow to support future dividend payments and execute $100 million share repurchase authorization Capital Deployment Philosophy

Appendix

Appendix Reconciliation of Non-GAAP Figures 27 Note: Sum of reconciling items may differ from total due to rounding of individual components ($ in millions) Q1 2022 Q1 2023 Net Sales as Reported (GAAP) $288.0 $295.8 Impact of Changes in Currency - 7.2 Currency Neutral Sales $288.0 $303.0 Gross Profit as Reported (GAAP) $106.8 $95.9 Purchase Accounting Amortization 1.3 1.3 Cyber Event Impact - (0.0) Property Casualty Loss - 1.3 Thailand Plant Shutdown 1.1 - Adjusted Gross Profit $109.3 $98.4 SG&A Expense as Reported (GAAP) $78.5 $86.3 Restructuring, Asset Impairment, Severance and Other Charges 0.1 (2.3) Cyber Event Impact - (0.5) Thailand Plant Shutdown - (0.2) Adjusted SG&A Expense $78.6 $83.2 Q1 2022 Q1 2023 LTM Q1 2023 Operating Income (Loss) as Reported (GAAP) $27.4 $9.5 $57.5 Purchase Accounting Amortization 1.3 1.3 5.0 Thailand Plant Shutdown 1.1 0.2 1.7 Cyber Event Impact - 0.4 5.5 Property Casualty Loss - 1.3 1.3 Goodwill and Intangible Asset Impairment - - 36.2 Loss on Extinguishment of Debt - - 0.1 Restructuring, Asset Impairment, Severance and Other Charges 0.8 2.5 9.8 Adjusted Operating Income* $30.6 $15.2 $117.0

Appendix

Reconciliation of Non-GAAP Figures

Interface®

($ in millions)	Q1 2022	Q1 2023	LTM Q1 2023
Net Income (Loss) as Reported (GAAP)	$13.3	($0.7)	$5.6
Purchase Accounting Amortization	1.0	0.9	3.5
Thailand Plant Shutdown	1.1	0.2	1.6
Restructuring, Asset Impairment, Severance and Other Charges	0.8	2.0	8.6
Cyber Event Impact	-	0.3	4.2
Goodwill and Intangible Asset Impairment	-	-	34.1
Loss on Extinguishment of Debt	-	-	0.2
Property Casualty Loss	-	1.0	1.0
Loss on Discontinuance of Interest Rate Swaps	0.7	0.3	1.8
Adjusted Net Income	$16.8	$4.0	$60.6

	2018	2019	2020	2021	2022	Q1 2022	Q1 2023	LTM Q1 2023
Diluted EPS as Reported (GAAP)	$0.84	$1.34	($1.23)	$0.94	$0.33	$0.22	($0.01)	$0.09
Purchase Accounting Amortization	0.38	0.08	0.07	0.07	0.06	0.02	0.02	0.06
Transaction Related Expenses	0.12	-	-	-	-	-	-	-
Thailand Plant Shutdown	-	-	-	-	0.04	0.02	0.00	0.03
Impact of Change in Equity Award Forfeiture Accounting	-	-	0.02	-	-	-	-	-
Restructuring, Asset Impairment, Severance and Other Charges	0.26	0.17	0.23	0.16	0.13	0.01	0.03	0.15
Cyber Event Impact	-	-	-	-	0.07	-	0.01	0.07
Property Casualty Loss	-	-	-	-	-	-	0.02	0.02
Goodwill and Intangible Asset Impairment	-	-	2.05	-	0.58	-	-	0.58
Tax Act Expense (Benefit)	(0.11)	-	-	-	-	-	-	-
Warehouse Fire Loss	-	-	0.05	-	-	-	-	-
SEC Fine	-	-	0.09	-	-	-	-	-
Loss on Extinguishment of Debt	-	-	0.05	-	0.00	-	-	0.00
Loss on Discontinuance of Interest Rate Swaps	-	-	0.05	0.06	0.04	0.01	0.01	0.03
FIN 48 Release on Discontinued Operations	-	-	(0.22)	-	-	-	-	-
Adjusted Diluted EPS*	$1.49	$1.59	$1.15	$1.23	$1.25	$0.28	$0.07	$1.03

Note: Sum of reconciling items may differ from total due to rounding of individual components

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Appendix

Interface®

Reconciliation of Non-GAAP Figures

($ in millions)	Q1 2022	Q1 2023
Net Income (Loss) as Reported (GAAP)	$13.3	($0.7)
Income Tax Expense	7.1	0.2
Interest Expense (including debt issuance cost amortization)	6.9	8.5
Depreciation and Amortization (excluding debt issuance cost amortization)	10.2	9.6
Stock Compensation Amortization	2.2	3.0
Purchase Accounting Amortization	1.3	1.3
Thailand Plant Shutdown	1.1	0.2
Cyber Event Impact	-	0.4
Property Casualty Loss	-	1.3
Goodwill and Intangible Asset Impairment	-	-
Restructuring, Asset Impairment, Severance and Other Charges	0.8	2.5
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$42.9	$26.3

($ in millions)	2018	2019	2020	2021	2022	LTM Q1 2023
Net Income (Loss) as Reported (GAAP)	$50.3	$79.2	($71.9)	$55.2	$19.6	$5.6
Income Tax Expense (Benefit)	4.7	22.6	(7.5)	17.4	22.4	15.4
Transaction Related Other Expense	4.2	-	-	-	-	-
Interest Expense (includiing debt issuance cost amortization)	15.4	25.7	29.2	29.7	29.9	31.6
Depreciation and Amortization (excluding debt issuance cost amortization)	37.9	42.0	43.8	44.3	38.7	38.1
Stock Compensation Amortization	14.5	8.7	(0.5)	5.5	8.5	9.4
Purchase Accounting Amortization	32.1	5.9	5.5	5.6	5.0	5.0
Transaction and Integration Related Expenses	5.3	-	-	-	-	-
Thailand Plant Shutdown	-	-	-	-	2.5	1.7
Cyber Event Impact	-	-	-	-	5.1	5.5
Property Casualty Loss	-	-	-	-	-	1.3
Goodwill and Intangible Asset Impairment	-	-	121.3	-	36.2	36.2
Restructuring, Asset Impairment, Severance and Other Charges	20.5	12.9	16.7	11.8	8.2	9.9
Warehouse Fire Loss	-	-	4.2	(0.2)	-	-
SEC Fine	-	-	5.0	-	-	-
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$184.9	$197.0	$145.7	$169.4	$176.1	$159.5

($ in millions)	2018	2019	2020	2021	2022	Q1 2023
Total Debt	$619	$596	$577	$518	$520	$501
Less: Cash	(81)	(81)	(103)	(97)	(98)	(101)
Net Debt	$538	$515	$474	$421	$423	$400
Total Debt / LTM Net Income as Reported (GAAP)	12.3x	7.5x	(8.0x)	9.4x	26.6x	90.2x
Net Debt / LTM Adjusted EBITDA	2.9x	2.6x	3.2x	2.5x	2.4x	2.5x

Note: Sum of reconciling items may differ from total due to rounding of individual components
* Historical AEBITDA figures have been updated to reflect a change in depreciation and amortization values used to calculate AEBITDA.

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